Exhibit 32.1

CERTIFICATION OF CHIEF EXECUTIVE OFFICER
PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


I, Edward L. Machulak, Chairman, President, Treasurer, Chief Executive,
 Operating and Financial Officer of Commerce Group Corp., (the Company), hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section
906 of the Sarbanes-Oxley Act of 2002, that:

1. the Form 10-K of the Company for the fiscal year ended March 31, 2004, (the Form 10-K), fully complies with the requirements of Section 13(a) or 15(d)
 of the Securities Exchange Act of 1934; and

2. the information contained in the Form 10-K fairly presents, in all material respects, the financial condition and results of operations of the
 Company.

Date:  May 10, 2004     /s/ Edward L. Machulak
        Edward L. Machulak
        Chairman, President, Treasurer,
        Chief Executive, Operating and
        Financial Officer